UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2009

Legg Mason Partners

Short-Term Bond Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

Fund name change

During the fourth quarter of 2009, it is expected that the Fund’s name will change to Legg Mason Western Asset Short-Term Bond Fund. There will be no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy remained weak during the six-month reporting period ended June 30, 2009. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately six and a half million jobs have been shed and we have experienced eighteen consecutive months of job losses. In addition, the unemployment rate continued to move steadily higher, rising from 9.4% in May to 9.5% in June 2009, to reach its highest rate since August 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable in recent months and, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and inventory levels were drawn down.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Legg Mason Partners Short-Term Bond Fund	I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

Both short- and long-term Treasury yields fluctuated during the reporting period. This was often prompted by changing perceptions regarding the economy, future Fed policy decisions and the government’s initiatives to stabilize the financial system. When the period began, Treasury yields were extremely low, given numerous “flights to quality” in 2008 that were triggered by the financial crisis. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields drifted even lower (and their prices higher) in mid-January 2009. Yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.11% and 3.53%. Over the six months ended June 30, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded as the six-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For

II	Legg Mason Partners Short-Term Bond Fund

the six-month period ended June 30, 2009, the Barclays Capital U.S. Aggregate Indexiv returned 1.90%.

Performance review

For the six months ended June 30, 2009, Class A shares of Legg Mason Partners Short-Term Bond Fund, excluding sales charges, returned 5.73%. The Fund’s unmanaged benchmark, the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Indexv, returned 2.06% over the same time frame. The Lipper Short Investment Grade Debt Funds Category Average1 returned 4.66% for the same period.

PERFORMANCE SNAPSHOT as of June 30, 2009 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Short-Term Bond Fund — Class A Shares	5.73%
Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index	2.06%
Lipper Short Investment Grade Debt Funds Category Average[1]	4.66%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 5.09%, Class C shares returned 5.44% and Class I shares returned 5.99% over the six months ended June 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
The 30-Day SEC Yields for the period ended June 30, 2009 for Class A, B, C and I shares were 2.20%, 1.53%, 1.72% and 2.72%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.04%, 1.59%, 1.64% and 0.50%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 264 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Short-Term Bond Fund	III

Letter from the chairman continued

Special shareholder notice

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Effective June 4, 2009, the Fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Andrea A. Mack and Michael C. Buchanan. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the Fund. Messrs. Leech and Walsh have been portfolio managers of the Fund since March 2006. Ms. Mack and Mr. Buchanan have been portfolio managers of the Fund since August 2007. As portfolio managers, their focus is on portfolio structure, including sector allocation, durationvi weighting and term structure decisions.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

IV	Legg Mason Partners Short-Term Bond Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 31, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund’s investments may be subject to prepayment risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners Short-Term Bond Fund	V

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2009 and held for the six months ended June 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	5.73%	$1,000.00	$1,057.30	1.02%	$5.20
Class B	5.09	1,000.00	1,050.90	1.67	8.49
Class C	5.44	1,000.00	1,054.40	1.56	7.95
Class I	5.99	1,000.00	1,059.90	0.51	2.60

[1]	For the six months ended June 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,019.74	1.02%	$5.11
Class B	5.00	1,000.00	1,016.51	1.67	8.35
Class C	5.00	1,000.00	1,017.06	1.56	7.80
Class I	5.00	1,000.00	1,022.27	0.51	2.56

[1]	For the six months ended June 30, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2009

LEGG MASON PARTNERS SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 35.6%
CONSUMER DISCRETIONARY — 2.2%
	Media — 2.0%
$1,600,000	Comcast Cable Communications Inc., Senior Notes, 6.750% due 1/30/11	$1,691,214
1,000,000	News America Holdings Inc., 9.250% due 2/1/13	1,141,062
370,000	Time Warner Cable Inc., Senior Notes, 8.250% due 2/14/14	415,132
1,020,000	Time Warner Inc., 5.500% due 11/15/11	1,053,913
620,000	Walt Disney Co., Senior Notes, 4.700% due 12/1/12	666,686
	Total Media	4,968,007
	Multiline Retail — 0.2%
660,000	Federated Retail Holdings Inc., 5.350% due 3/15/12	601,104
	TOTAL CONSUMER DISCRETIONARY	5,569,111
CONSUMER STAPLES — 0.6%
	Beverages — 0.3%
830,000	Diageo Capital PLC, 5.200% due 1/30/13	863,917
	Tobacco — 0.3%
700,000	Philip Morris International Inc., 4.875% due 5/16/13	735,217
	TOTAL CONSUMER STAPLES	1,599,134
ENERGY — 6.0%
	Oil, Gas & Consumable Fuels — 6.0%
1,440,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	1,533,396
2,000,000	Anadarko Finance Co., Senior Notes, 6.750% due 5/1/11	2,082,490
1,300,000	Apache Corp., Notes, 6.250% due 4/15/12	1,405,826
1,000,000	ConocoPhillips, 4.750% due 10/15/12	1,054,399
1,000,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	1,086,658
1,000,000	Duke Capital LLC, Senior Notes, 6.250% due 2/15/13	1,024,683
1,170,000	El Paso Natural Gas Co., Senior Notes, 5.950% due 4/15/17	1,132,024
250,000	Energy Transfer Partners LP, Senior Notes, 9.700% due 3/15/19	287,477
890,000	Enterprise Products Operating LP, Senior Notes, 9.750% due 1/31/14	1,024,021
1,700,000	Kinder Morgan Energy Partners LP, Notes, 6.750% due 3/15/11	1,782,447
1,430,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	1,638,720
479,000	Pemex Project Funding Master Trust, Senior Notes, 1.250% due 12/3/12(a)(b)	450,260
1,000,000	XTO Energy Inc., Senior Notes, 5.650% due 4/1/16	1,013,796
	TOTAL ENERGY	15,516,197
FINANCIALS — 16.6%
	Capital Markets — 3.7%
1,540,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17	1,545,177

See Notes to Financial Statements.

4	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Capital Markets — 3.7% continued
$3,500,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12(a)(c)	$2,134,335
	Goldman Sachs Group Inc.:
480,000	6.600% due 1/15/12	511,366
1,310,000	Senior Notes, 1.625% due 7/15/11	1,317,775
	Kaupthing Bank HF, Senior Notes:
1,700,000	5.750% due 10/4/11(b)(d)(e)	229,500
560,000	7.625% due 2/28/15(b)(d)(e)(f)	44,800
1,650,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(a)(c)(d)	165
470,000	Lehman Brothers Holdings Inc., Subordinated Notes, 6.500% due 7/19/17(d)	47
	Merrill Lynch & Co. Inc.:
	Medium-Term Notes:
1,000,000	4.250% due 2/8/10	1,004,107
1,210,000	6.150% due 4/25/13	1,212,725
1,000,000	Senior Notes, Medium-Term Notes, 6.050% due 8/15/12	1,003,344
460,000	Morgan Stanley, Notes, 6.600% due 4/1/12	487,332
	Total Capital Markets	9,490,673
	Commercial Banks — 3.8%
	Glitnir Banki HF:
2,000,000	Notes, 5.815% due 1/21/11(a)(b)(d)(e)	335,000
300,000	Subordinated Notes, 6.693% due 6/15/16(a)(b)(d)(e)	180
	Landsbanki Islands HF:
350,000	7.431% due 10/19/17(a)(b)(c)(d)(e)	210
1,100,000	Senior Notes, 6.100% due 8/25/11(b)(d)(e)	38,500
1,460,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15(a)(b)(c)	1,066,964
	Royal Bank of Scotland PLC, Senior Notes:
870,000	3.000% due 12/9/11(b)	888,876
1,260,000	2.625% due 5/11/12(b)	1,268,088
1,050,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.299% due 5/15/17(b)	908,250
1,140,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(a)(b)(c)	456,466
230,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(a)	149,783
700,000	VTB Capital SA, Loan Participation Notes, 2.716% due 11/2/09(a)(b)(f)	699,271
3,100,000	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11(a)(c)	1,860,632

See Notes to Financial Statements.

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Banks — 3.8% continued
$600,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	$445,260
1,970,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(a)(c)	1,636,351
	Total Commercial Banks	9,753,831
	Consumer Finance — 2.3%
1,500,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(a)	1,081,399
	GMAC LLC:
2,290,000	Notes, 2.200% due 12/19/12	2,282,654
2,195,000	Senior Notes, 7.500% due 12/31/13(b)	1,723,075
487,000	Subordinated Notes, 8.000% due 12/31/18(b)	314,115
790,000	Nelnet Inc., Notes, 7.400% due 9/29/36(a)	437,723
	Total Consumer Finance	5,838,966
	Diversified Financial Services — 5.4%
1,400,000	AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67(a)(b)	294,255
1,300,000	Aiful Corp., Notes, 5.000% due 8/10/10(b)	793,174
	General Electric Capital Corp.:
	Senior Notes:
2,660,000	2.125% due 12/21/12	2,643,886
660,000	5.900% due 5/13/14	674,342
400,000	5.625% due 5/1/18	378,957
1,050,000	Subordinated Debentures, 6.375% due 11/15/67(a)	701,593
1,700,000	IBM International Group Capital LLC, Senior Notes, 5.050% due 10/22/12	1,821,161
270,000	ILFC E-Capital Trust I, 5.900% due 12/21/65(a)(b)	103,950
580,000	International Lease Finance Corp., Medium-Term Notes, 1.489% due 7/13/12(a)	418,456
1,060,000	JPMorgan Chase Bank N.A., Medium-Term Notes, 3.806% due 2/11/11(a)	1,015,639
850,000	Merna Reinsurance Ltd., Subordinated Notes, 2.970% due 7/7/10(a)(b)	791,690
1,000,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16(a)(c)	876,604
	TNK-BP Finance SA:
1,850,000	6.875% due 7/18/11(b)	1,806,062
100,000	Notes, 6.125% due 3/20/12(b)	92,750
530,000	Westpac Securities NZ Ltd., Senior Notes, 2.500% due 5/25/12(b)	526,558
1,420,000	ZFS Finance USA Trust I, 1.779% due 12/15/65(a)(b)	867,975
	Total Diversified Financial Services	13,807,052

See Notes to Financial Statements.

6	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Real Estate Investment Trusts (REITs) — 0.4%
$1,358,000	iStar Financial Inc., Senior Secured Notes, 10.000% due 6/15/14(b)	$1,005,808
	Thrifts & Mortgage Finance — 1.0%
2,540,000	Societe Financement de l’Economie Francaise, Senior Bonds, 2.250% due 6/11/12(b)	2,546,185
	TOTAL FINANCIALS	42,442,515
HEALTH CARE — 1.0%
	Health Care Equipment & Supplies — 0.8%
810,000	Baxter FinCo BV, 4.750% due 10/15/10	839,381
1,100,000	Hospira Inc., Senior Notes, 5.550% due 3/30/12	1,146,720
	Total Health Care Equipment & Supplies	1,986,101
	Health Care Providers & Services — 0.2%
510,000	UnitedHealth Group Inc., 4.875% due 2/15/13	515,925
	TOTAL HEALTH CARE	2,502,026
INDUSTRIALS — 2.2%
	Aerospace & Defense — 0.4%
950,000	United Technologies Corp., Senior Notes, 5.375% due 12/15/17	1,007,792
	Air Freight & Logistics — 0.2%
460,000	United Parcel Service Inc., 4.500% due 1/15/13	482,806
	Airlines — 0.8%
	Continental Airlines Inc., Pass-Through Certificates:
130,000	7.056% due 9/15/09	128,700
759,335	6.900% due 1/2/18	660,621
694,857	6.545% due 2/2/19	642,743
521,246	6.703% due 6/15/21	437,846
94,752	Northwest Airlines Inc., Pass-Through Certificates, 3.445% due 5/20/14(a)	71,064
	Total Airlines	1,940,974
	Industrial Conglomerates — 0.8%
2,000,000	Tyco International Group SA, Senior Notes, 6.375% due 10/15/11	2,108,580
	TOTAL INDUSTRIALS	5,540,152
MATERIALS — 0.3%
	Metals & Mining — 0.3%
640,000	Vale Overseas Ltd., Notes, 6.250% due 1/23/17	646,889
	Paper & Forest Products — 0.0%
80,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	80,077
	TOTAL MATERIALS	726,966
TELECOMMUNICATION SERVICES — 5.3%
	Diversified Telecommunication Services — 4.4%
2,420,000	AT&T Inc., Senior Notes, 4.850% due 2/15/14	2,512,609

See Notes to Financial Statements.

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Telecommunication Services — 4.4% continued
$1,300,000	Deutsche Telekom International Finance BV, 8.500% due 6/15/10	$1,367,477
1,500,000	France Telecom SA, Notes, 7.750% due 3/1/11	1,622,934
1,300,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	1,364,463
970,000	Qwest Corp., Senior Notes, 7.875% due 9/1/11	974,850
1,500,000	Telecom Italia Capital SA, 1.508% due 2/1/11(a)	1,441,752
1,700,000	Telefonica Emisiones SAU, 1.346% due 2/4/13(a)	1,591,363
290,000	Verizon Communications Inc., Senior Notes, 8.750% due 11/1/18	344,067
	Total Diversified Telecommunication Services	11,219,515
	Wireless Telecommunication Services — 0.9%
1,290,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	1,277,100
1,100,000	Verizon Wireless Capital LLC, Notes, 3.750% due 5/20/11(b)	1,123,026
	Total Wireless Telecommunication Services	2,400,126
	TOTAL TELECOMMUNICATION SERVICES	13,619,641
UTILITIES — 1.4%
	Electric Utilities — 0.9%
1,580,000	FirstEnergy Corp., Notes, 6.450% due 11/15/11	1,650,040
600,000	Pacific Gas & Electric Co., 4.800% due 3/1/14	632,327
	Total Electric Utilities	2,282,367
	Multi-Utilities — 0.5%
1,300,000	Dominion Resources Inc., Notes, 4.750% due 12/15/10	1,336,557
	TOTAL UTILITIES	3,618,924
	TOTAL CORPORATE BONDS & NOTES (Cost — $105,439,363)	91,134,666
ASSET-BACKED SECURITIES — 10.5%
FINANCIALS — 10.5%
	Automobiles — 0.5%
1,234,299	Drive Auto Receivables Trust, 5.540% due 12/16/13(b)	1,235,752
	Credit Card — 4.2%
	Bank of America Credit Card Trust:
2,300,000	0.319% due 8/15/12(a)	2,285,477
2,710,000	0.329% due 2/15/13(a)	2,675,522
1,730,000	0.899% due 4/15/13(a)	1,717,028
	Chase Issuance Trust:
2,200,000	0.569% due 9/15/11(a)	2,199,698
1,940,000	1.068% due 6/15/12(a)	1,937,382
	Total Credit Card	10,815,107
	Home Equity — 2.7%
620,000	Ameriquest Mortgage Securities Inc., 0.644% due 1/25/36(a)	373,200

See Notes to Financial Statements.

8	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Home Equity — 2.7% continued
	Countrywide Asset-Backed Certificates:
$255,164	4.800% due 5/25/32(a)	$173,804
1,269,414	1.214% due 10/25/47(a)	787,000
1,335,756	Countrywide Home Equity Loan Trust, 0.869% due 11/15/28(a)(f)	598,018
1,301,267	Green Tree, 7.000% due 4/25/38(a)(b)	1,272,202
1,210,019	GSAMP Trust, 0.614% due 12/25/36(a)(b)(f)	411,710
	GSRPM Mortgage Loan Trust:
1,660,159	0.614% due 3/25/35(a)(b)(f)	830,321
2,174,981	0.714% due 3/25/37(a)(b)(f)	696,423
2,028,245	Long Beach Mortgage Loan Trust, 0.404% due 5/25/36(a)	73,710
1,779,429	RAAC Series, 0.604% due 5/25/46(a)(b)	498,240
1,241,236	SACO I Trust, 0.464% due 4/25/36(a)	147,303
1,048,985	Small Business Administration, 3.080% due 9/25/18(a)	1,076,641
	Total Home Equity	6,938,572
	Student Loan — 3.1%
2,790,000	Nelnet Student Loan Trust, 2.572% due 4/25/24(a)	2,754,708
1,660,207	SLC Student Loan Trust, 1.029% due 9/15/14(a)	1,654,569
	SLM Student Loan Trust:
2,387,482	1.142% due 10/25/16 (a)	2,374,640
980,640	1.182% due 10/25/16(a)	980,423
	Total Student Loan	7,764,340
	TOTAL ASSET-BACKED SECURITIES (Cost — $35,638,173)	26,753,771
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.2%
	American Home Mortgage Investment Trust:
2,056,543	5.294% due 6/25/45(a)	1,125,385
1,394,118	0.604% due 11/25/45(a)	616,334
	Banc of America Funding Corp.:
589,276	4.453% due 3/20/35(a)	372,672
1,371,632	0.485% due 5/20/36(a)	569,948
2,472,531	5.834% due 6/20/36(a)	1,355,390
	Banc of America Mortgage Securities:
173,358	5.567% due 9/25/32(a)	104,937
682,240	4.223% due 4/25/33(a)	199,718
660,595	4.233% due 6/25/34(a)	571,381
762,003	Bayview Commercial Asset Trust, 0.664% due 8/25/35(a)(b)	374,680
614,718	Bear Stearns Alt-A Trust, 5.175% due 9/25/34(a)	433,848
1,767,749	CBA Commercial Small Balance Commercial Mortgage, 0.564% due 6/25/38(a)(b)(f)	860,717

See Notes to Financial Statements.

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Countrywide Alternative Loan Trust:
$2,346,962	0.694% due 11/20/35(a)	$395,263
723,941	0.624% due 11/25/35(a)	324,225
2,074,005	0.504% due 7/25/46(a)	824,171
328,435	Countrywide Asset-Backed Certificates, 0.594% due 7/25/35(a)	242,880
	Countrywide Home Loan:
960,033	Mortgage Pass-Through Trust, 2.732% due 11/25/34(a)	517,275
231,656	Mortgage Pass-Through Trust, Whole Loan, 5.072% due 5/19/33(a)	198,910
	Countrywide Home Loans:
1,608,329	4.000% due 3/25/33	1,564,165
138,327	4.616% due 11/19/33(a)	118,575
635,034	CS First Boston Mortgage Securities Corp., 3.637% due 6/25/34(a)	531,786
474,928	Downey Savings and Loan Association Mortgage Loan Trust, 0.563% due 3/19/45(a)	211,910
	Federal Home Loan Mortgage Corp. (FHLMC):
304,579	4.500% due 4/15/32(g)	303,165
308,981	Structured Pass-Through Securities, 6.500% due 9/25/43(a)(g)	329,253
1,766,329	First Horizon Mortgage Pass-Through Trust, 4.504% due 2/25/35(a)	1,511,913
621,382	Greenpoint Mortgage Funding Trust, 0.544% due 9/25/35(a)	223,951
1,575,081	GSMPS Mortgage Loan Trust, 0.664% due 9/25/35(a)(b)	1,086,428
550,466	Indymac Index Mortgage Loan Trust, 0.674% due 1/25/35(a)	262,560
332,199	JP Morgan Mortgage Trust, 5.122% due 11/25/33(a)	290,632
1,960,739	Luminent Mortgage Trust, 0.514% due 2/25/46(a)	857,604
	MASTR:
269,775	Adjustable Rate Mortgages Trust, 5.710% due 12/25/33(a)	232,626
	Asset Securitization Trust:
309,986	4.375% due 5/25/33	278,980
537,857	5.000% due 2/25/34	534,158
	Merrill Lynch Mortgage Investors Inc.:
1,407,677	5.148% due 3/25/33(a)	1,027,943
91,154	5.486% due 9/25/33(a)	80,015
1,210,849	New York Mortgage Trust Inc., 0.644% due 8/25/35(a)	855,803
1,153,604	Nomura Asset Acceptance Corp., 4.873% due 12/25/34(a)(f)	997,869
	Structured Adjustable Rate Mortgage Loan Trust:
693,949	5.355% due 1/25/35(a)	466,670
849,069	5.060% due 7/25/35(a)	583,121

See Notes to Financial Statements.

10	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Structured ARM Loan Trust:
$466,186	4.084% due 4/25/34(a)	$365,873
469,742	0.719% due 6/25/34(a)	259,247
760,279	4.415% due 3/25/35(a)(f)	395,594
	Structured Asset Securities Corp.:
2,159,228	6.500% due 3/25/32	1,627,351
212,199	4.139% due 5/25/32(a)	190,185
249,606	4.666% due 6/25/32(a)	110,635
360,717	4.997% due 8/25/32(a)	356,603
1,347,102	4.530% due 3/25/34(a)	1,046,186
107,313	3.822% due 5/25/34(a)	88,336
1,349,546	5.495% due 6/25/35(a)(b)(f)	809,883
	Washington Mutual Inc.:
665,649	0.604% due 7/25/45(a)	305,695
778,874	0.634% due 7/25/45(a)	367,610
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
1,884,238	0.594% due 11/25/45(a)	858,955
545,752	Whole Loan, 2.928% due 6/25/33(a)	426,709
470,387	Wells Fargo Mortgage Backed Securities Trust, 4.618% due 7/25/34(a)	139,930
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $47,825,070)	28,785,653
MORTGAGE-BACKED SECURITIES — 7.5%
	FNMA — 7.5%
	Federal National Mortgage Association (FNMA):
33,563	3.060% due 5/1/32(a)(g)	33,980
114,120	4.912% due 8/1/32(a)(g)	114,248
339,320	4.461% due 12/1/32(a)(g)	346,693
588,726	4.012% due 1/1/33(a)(g)	602,742
1,342,094	4.506% due 6/1/33(a)(g)	1,387,788
1,268,474	3.300% due 5/1/34(a)(g)	1,293,662
2,607,823	3.492% due 5/1/35(a)(g)	2,647,436
4,159,144	5.000% due 6/1/35 - 7/1/38(g)	4,250,402
479,086	6.000% due 10/1/37 - 7/1/38(g)	501,403
5,250,000	5.000% due 7/13/39(g)(h)	5,345,975
1,300,000	5.500% due 7/13/39(g)(h)	1,342,047
1,200,000	6.000% due 7/13/39(g)(h)	1,254,187
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $18,739,611)	19,120,563

See Notes to Financial Statements.

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	11

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 16.2%
	U.S. Government Agencies — 16.2%
$1,410,000	Federal Home Loan Bank (FHLB), Bonds, 1.625% due 7/27/11	$1,418,478
	Federal Home Loan Mortgage Corp. (FHLMC):
800,000	5.000% due 10/18/10(g)	842,203
1,940,000	2.750% due 4/11/11(g)	1,995,728
20,000,000	0.926% due 5/4/11(a)(g)	20,051,540
	Notes:
15,300,000	0.246% due 10/19/09(a)(g)	15,298,960
710,000	5.125% due 8/23/10(g)	746,584
1,048,150	Federal National Mortgage Association (FNMA), Six Month LIBOR, 3.288% due 4/1/33(a)(g)	1,063,098
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $41,255,843)	41,416,591
U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.6%
1,024,654	U.S. Treasury Bonds, Inflation Indexed, 3.875% due 4/15/29(i)	1,302,591
5,424,958	U.S. Treasury Notes, Inflation Indexed, 0.875% due 4/15/10(i)	5,431,739
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $6,570,813)	6,734,330
SHARES
PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
	Thrifts & Mortgage Finance — 0.0%
31,375	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(a)(g)*	38,278
22,400	Federal National Mortgage Association (FNMA), 8.250%(a)(g)*	30,016
	TOTAL PREFERRED STOCKS (Cost — $1,344,375)	68,294
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $256,813,248)	214,013,868
FACE AMOUNT
SHORT-TERM INVESTMENTS — 19.2%
	U.S. Government Agencies — 7.1%
$10,000,000	Federal Home Loan Bank (FHLB), Discount Notes, 0.457% due 1/6/10(j)	9,983,990
	Federal National Mortgage Association (FNMA), Discount Notes:
1,200,000	0.127% due 7/29/09(g)(j)	1,199,884
7,000,000	0.228% due 10/5/09(g)(j)	6,997,291
	Total U.S. Government Agencies (Cost — $18,172,058)	18,181,165
	U.S. Government Obligations — 7.6%
	U.S. Treasury Bills:
4,500,000	0.172% due 10/29/09(j)	4,497,300

See Notes to Financial Statements.

12	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Obligations — 7.6% continued
$15,000,000	0.270% due 11/12/09(j)	$14,987,160
	Total U.S. Government Obligations (Cost — $19,482,578)	19,484,460
	Repurchase Agreement — 4.5%
11,639,000	Morgan Stanley tri-party repurchase agreement dated 6/30/09, 0.030% due 7/1/09; Proceeds at maturity — $11,639,010; (Fully collateralized by various U.S. government agency obligations, 1.500% to 4.250% due 1/27/11 to 12/12/18; Market value — $11,962,717) (Cost — $11,639,000)	11,639,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $49,293,636)	49,304,625
	TOTAL INVESTMENTS — 102.8% (Cost — $306,106,884#)	263,318,493
	Liabilities in Excess of Other Assets — (2.8)%	(7,264,719)
	TOTAL NET ASSETS — 100.0%	$256,053,774

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is currently in default.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	—Adjustable Rate Mortgage
GMAC	—General Motors Acceptance Corp.
GSAMP	—Goldman Sachs Alternative Mortgage Products
LIBOR	—London Interbank Offered Rate
MASTR	—Mortgage Asset Securitization Transactions Inc.

See Notes to Financial Statements.

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

June 30, 2009

ASSETS:
Investments, at value (Cost — $306,106,884)	$263,318,493
Cash	463
Receivable for securities sold	12,420,719
Interest receivable	1,816,521
Receivable for Fund shares sold	46,883
Principal paydown receivable	33,764
Receivable from broker — variation margin on open futures contracts	32,177
Interest receivable for open swap contracts	185
Prepaid expenses	31,130
Total Assets	277,700,335
LIABILITIES:
Payable for securities purchased	20,364,852
Payable for Fund shares repurchased	743,145
Unrealized depreciation on swaps	245,328
Investment management fee payable	93,339
Premiums received for open swaps	64,064
Distribution fees payable	19,420
Trustees’ fees payable	13,296
Distributions payable	1,772
Accrued expenses	101,345
Total Liabilities	21,646,561
TOTAL NET ASSETS	$256,053,774
NET ASSETS:
Par value (Note 7)	$736
Paid-in capital in excess of par value	313,234,797
Overdistributed net investment income	(67,852)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(13,575,534)
Net unrealized depreciation on investments, futures contracts and swap contracts	(43,538,373)
TOTAL NET ASSETS	$256,053,774
Shares Outstanding:
Class A	10,962,330
Class B	321,712
Class C	2,522,486
Class I	59,833,509
Net Asset Value:
Class A (and redemption price)	$3.48
Class B*	$3.47
Class C (and redemption price)	$3.48
Class I (and redemption price)	$3.48
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$3.56

*	Redemption price per share is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2009

INVESTMENT INCOME:
Interest	$4,504,102
EXPENSES:
Investment management fee (Note 2)	523,370
Distribution fees (Notes 2 and 5)	75,406
Transfer agent fees (Note 5)	34,740
Registration fees	31,693
Shareholder reports (Note 5)	27,066
Legal fees	13,644
Audit and tax	13,171
Trustees’ fees	3,296
Custody fees	2,482
Insurance	1,823
Miscellaneous expenses	4,912
Total Expenses	731,603
NET INVESTMENT INCOME	3,772,499
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND SWAP CONTRACTS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(99,356)
Futures contracts	8,480,067
Written options	(1,287,279)
Swap contracts	(4,900,419)
Net Realized Gain	2,193,013
Change in Net Unrealized Appreciation/Depreciation From:
Investments	10,590,360
Futures contracts	(8,829,733)
Written options	1,206,909
Swap contracts	4,600,972
Change in Net Unrealized Appreciation/Depreciation	7,568,508
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND SWAP CONTRACTS	9,761,521
INCREASE IN NET ASSETS FROM OPERATIONS	$13,534,020

See Notes to Financial Statements.

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	15

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2008	2009	2008
OPERATIONS:
Net investment income	$3,772,499	$11,855,254
Net realized gain (loss)	2,193,013	(3,966,905)
Change in net unrealized appreciation/depreciation	7,568,508	(41,725,352)
Increase (Decrease) in Net Assets From Operations	13,534,020	(33,837,003)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(3,894,307)	(12,332,235)
Decrease in Net Assets From Distributions to Shareholders	(3,894,307)	(12,332,235)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	47,976,030	78,672,893
Reinvestment of distributions	3,891,859	12,150,538
Cost of shares repurchased	(32,782,372)	(95,980,667)
Increase (Decrease) in Net Assets From Fund Share Transactions	19,085,517	(5,157,236)
INCREASE (DECREASE) IN NET ASSETS	28,725,230	(51,326,474)
NET ASSETS:
Beginning of period	227,328,544	278,655,018
End of period*	$256,053,774	$227,328,544
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(67,852)	$53,956

See Notes to Financial Statements.

16	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$3.34	$3.98	$4.13	$4.14	$4.20	$4.25
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.05	0.15	0.19	0.14	0.11	0.10
Net realized and unrealized gain (loss)	0.14	(0.63)	(0.15)	0.02	(0.05)	(0.04)
Total income (loss) from operations	0.19	(0.48)	0.04	0.16	0.06	0.06
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.16)	(0.19)	(0.17)	(0.12)	(0.11)
Total distributions	(0.05)	(0.16)	(0.19)	(0.17)	(0.12)	(0.11)
NET ASSET VALUE, END OF PERIOD	$3.48	$3.34	$3.98	$4.13	$4.14	$4.20
Total return[4]	5.73%	(12.39)%	1.00%	3.98%	1.44%	1.45%
NET ASSETS, END OF PERIOD (MILLIONS)	$38	$39	$58	$70	$83	$91
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.02%[5]	1.02%	0.90%	0.86%[6]	0.88%	0.88%
Net expenses	1.02 [5]	1.01 [7,8]	0.90 [7]	0.84 [6,8]	0.88	0.88 [8]
Net investment income	2.86 [5]	4.09	4.54	3.52	2.72	2.32
PORTFOLIO TURNOVER RATE	32%[9]	46%[9]	81%[9]	124%[9]	49%	34%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.85% and 0.83%, respectively.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 97% for the six months ended June 30, 2009, and 291%, 372%, 270% and 51% for the years ended December 31, 2008, 2007, 2006 and 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	17

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$3.34	$3.98	$4.13	$4.14	$4.19	$4.25
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.04	0.13	0.16	0.12	0.09	0.08
Net realized and unrealized gain (loss)	0.13	(0.63)	(0.14)	0.02	(0.04)	(0.05)
Total income (loss) from operations	0.17	(0.50)	0.02	0.14	0.05	0.03
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	(0.14)	(0.17)	(0.15)	(0.10)	(0.09)
Total distributions	(0.04)	(0.14)	(0.17)	(0.15)	(0.10)	(0.09)
NET ASSET VALUE, END OF PERIOD	$3.47	$3.34	$3.98	$4.13	$4.14	$4.19
Total return[4]	5.09%	(12.90)%	0.45%	3.39%	1.16%	0.71%
NET ASSETS, END OF PERIOD (MILLIONS)	$1	$1	$2	$3	$4	$6
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.67%[5]	1.58%	1.45%	1.42%[6]	1.40%	1.39%
Net expenses	1.67 [5]	1.58 [7]	1.45 [7]	1.41 [6,8]	1.40	1.38 [8]
Net investment income	2.24 [5]	3.53	3.97	2.95	2.19	1.80
PORTFOLIO TURNOVER RATE	32%[9]	46%[9]	81%[9]	124%[9]	49%	34%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.41%.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 97% for the six months ended June 30, 2009, and 291%, 372%, 270% and 51% for the years ended December 31, 2008, 2007, 2006 and 2004, respectively.

See Notes to Financial Statements.

18	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$3.34	$3.99	$4.14	$4.15	$4.20	$4.26
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.04	0.13	0.16	0.12	0.09	0.08
Net realized and unrealized gain (loss)	0.14	(0.64)	(0.14)	0.02	(0.04)	(0.05)
Total income (loss) from operations	0.18	(0.51)	0.02	0.14	0.05	0.03
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	(0.14)	(0.17)	(0.15)	(0.10)	(0.09)
Total distributions	(0.04)	(0.14)	(0.17)	(0.15)	(0.10)	(0.09)
NET ASSET VALUE, END OF PERIOD	$3.48	$3.34	$3.99	$4.14	$4.15	$4.20
Total return[4]	5.44%	(13.15)%	0.34%	3.39%	1.14%	0.67%
NET ASSETS, END OF PERIOD (MILLIONS)	$9	$5	$7	$9	$13	$24
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.56%[5]	1.63%	1.56%	1.46%[6]	1.41%	1.41%
Net expenses	1.56 [5]	1.63 [7]	1.56 [7]	1.42 [6,8]	1.41	1.41 [8]
Net investment income	2.27 [5]	3.47	3.86	2.92	2.15	1.77
PORTFOLIO TURNOVER RATE	32%[9]	46%[9]	81%[9]	124%[9]	49%	34%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.45% and 1.41%, respectively.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 97% for the six months ended June 30, 2009, and 291%, 372%, 270% and 51% for the years ended December 31, 2008, 2007, 2006 and 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$3.34	$3.99	$4.13	$4.14	$4.20	$4.26
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.06	0.17	0.20	0.16	0.13	0.11
Net realized and unrealized gain (loss)	0.14	(0.64)	(0.13)	0.02	(0.05)	(0.04)
Total income (loss) from operations	0.20	(0.47)	0.07	0.18	0.08	0.07
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.18)	(0.21)	(0.19)	(0.14)	(0.13)
Total distributions	(0.06)	(0.18)	(0.21)	(0.19)	(0.14)	(0.13)
NET ASSET VALUE, END OF PERIOD	$3.48	$3.34	$3.99	$4.13	$4.14	$4.20
Total return[4]	5.99%	(12.16)%	1.63%	4.34%	1.83%	1.61%
NET ASSETS, END OF PERIOD (MILLIONS)	$208	$182	$212	$302	$256	$251
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.51%[5]	0.50%	0.52%	0.50%[6]	0.50%	0.49%
Net expenses	0.51 [5]	0.50 [7]	0.52 [7]	0.49 [6,8]	0.50	0.49 [8]
Net investment income	3.36 [5]	4.60	4.89	3.87	3.09	2.69
PORTFOLIO TURNOVER RATE	32%[9]	46%[9]	81%[9]	124%[9]	49%	34%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.49% and 0.48%, respectively.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 97% for the six months ended June 30, 2009, and 291%, 372%, 270% and 51% for the years ended December 31, 2008, 2007, 2006 and 2004, respectively.

See Notes to Financial Statements.

20	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments:
Corporate bonds & notes	—	$91,134,666	—	$91,134,666
Asset-backed securities	—	26,155,753	$598,018	26,753,771
Collateralized mortgage obligations	—	27,924,936	860,717	28,785,653
Mortgage-backed securities	—	19,120,563	—	19,120,563
U.S. government agency & obligations	—	41,416,591	—	41,416,591
U.S. treasury inflation protected securities	—	6,734,330	—	6,734,330
Preferred stocks	$68,294	—	—	68,294
Total long-term investments	68,294	212,486,839	1,458,735	214,013,868
Short-term investments:
U.S. government agencies	—	18,181,165	—	18,181,165
U.S. obligations	—	19,484,460	—	19,484,460
Repurchase agreement	—	11,639,000	—	11,639,000
Total short-term investments	—	49,304,625	—	49,304,625
Total investments	68,294	261,791,464	1,458,735	263,318,493
Other financial instruments:
Futures contracts	(504,654)	—	—	(504,654)
Credit default swaps on credit indices — sell	—	(245,328)	—	(245,328)
Total other financial instruments	(504,654)	(245,328)	—	(749,982)
Total investments	$(436,360)	$261,546,136	$1,458,735	$262,568,511

22	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS AND NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of December 31, 2008	$33,600	—	$993,181	$1,026,781
Accrued premiums/discounts	4,038	$252	—	4,290
Realized gain (loss)[1]	—	1,102	—	1,102
Change in unrealized appreciation (depreciation)[2]	11,362	(55,213)	(63,268)	(107,119)
Net purchases (sales)	—	(58,633)	(69,196)	(127,829)
Net transfers in and or/out to Level 3	(49,000)	710,510	—	661,510
Balance as of June 30, 2009	—	598,018	860,717	1,458,735
Net unrealized appreciation (depreciation) for investments in securities still held at June 30, 2009	—	$(712,734)	$(907,032)	$(1,619,766)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

24	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

(f) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation,

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	25

Notes to financial statements (unaudited) continued

the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(i) Swap agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit

26	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives — Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of June 30, 2009 was $245,328. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these all swaps was $0. If a defined credit event had occurred as of June 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $1,022,783 less the value of the contracts’ related reference obligations.

(j) Credit and market risk. Investments in securities which are collateralized by residential real estate mortgages and are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

28	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

(l) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(n) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses in the Statement of Operations.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	29

Notes to financial statements (unaudited) continued

the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2009, LMIS and its affiliates received sales charges of approximately $500 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2009, CDSCs paid to LMIS and its affiliates were approximately:

CLASS B
CDSCs	$300

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of June 30, 2009, the Fund had accrued $8,982 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$35,802,266	$163,833,094
Sales	31,838,931	181,391,322

30	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,371,175
Gross unrealized depreciation	(46,159,566)
Net unrealized depreciation	$(42,788,391)

At June 30, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Eurodollar	69	3/10	$17,045,104	$17,047,312	$2,208
Eurodollar	145	9/10	35,595,090	35,554,000	(41,090)
U.S. 5-Year Treasury Notes	400	9/09	46,345,409	45,887,500	(457,909)
					$(496,791)
Contracts to Sell:
U.S. 10-Year Treasury Notes	98	9/09	$11,386,168	$11,394,031	$(7,863)
Net unrealized loss on open futures contracts					$(504,654)

During the six months ended June 30, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding December 31, 2008	537	$488,716
Options written	—	—
Options closed	(537)	(488,716)
Options expired	—	—
Written options, outstanding June 30, 2009	—	—

At June 30, 2009, the Fund held TBA securities with a total cost of $7,922,543.

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	31

Notes to financial statements (unaudited) continued

At June 30, 2009, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAP ON CREDIT INDICES — SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	$1,022,783	7/25/45	0.180% monthly	$(309,392)	$(64,064)	$(245,328)
Net unrealized depreciation on sales of credit default swaps on credit indices						$(245,328)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities’ at June 30, 2009.

ASSET DERIVATIVES
	INTEREST RATE CONTRACTS RISK[1]	OTHER CONTRACTS RISK[2]	TOTAL
Futures contracts[3]	$2,208	—	$2,208

[1]	Balance sheet location: Receivables, Net Assets — Unrealized appreciation (depreciation)

[2]	Balance sheet location: Receivables

[3]	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

32	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

LIABILITY DERIVATIVES
	INTEREST RATE CONTRACTS RISK[1]	CREDIT CONTRACTS RISK[1]	OTHER CONTRACTS RISK[2]	TOTAL
Futures contracts[3]	$506,862	—	—	$506,862
Swap contracts	—	$245,328	—	245,328
Total	$506,862	$245,328	—	$752,190

[1]	Balance sheet location: Payables, Net Assets—Unrealized appreciation (depreciation)

[2]	Balance sheet location: Payables

[3]	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities in the Fund’s Statement of Operations for the six months ended June 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$(1,287,279)	—	—	$(1,287,279)
Futures contracts	8,480,067	—	—	8,480,067
Swap contracts	(4,903,769)	$3,350	—	(4,900,419)
Total	$2,289,019	$3,350	—	$2,292,369

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$1,206,909	—	—	$1,206,909
Futures contracts	(8,829,733)	—	—	(8,829,733)
Swap contracts	4,701,684	$(100,712)	—	4,600,972
Total	$(2,921,140)	$(100,712)	—	$(3,021,852)

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	33

Notes to financial statements (unaudited) continued

For the six months ended June 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$47,558	$32,415	$17,503
Class B	4,545	309	2,136
Class C	23,303	2,013	7,423
Class I	—	3	4
Total	$75,406	$34,740	$27,066

6. Distributions to shareholders by class

	SIX MONTHS ENDED JUNE 30, 2009	YEAR ENDED DECEMBER 31, 2008
Net Investment Income:
Class A	$563,806	$2,071,011
Class B	14,238	62,341
Class C	73,728	203,787
Class I	3,242,535	9,995,096
Total	$3,894,307	$12,332,235

7. Shares of beneficial interest

At June 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JUNE 30, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	535,567	$1,798,152	1,055,825	$3,848,097
Shares issued on reinvestment	165,290	556,903	527,993	1,948,344
Shares repurchased	(1,533,275)	(5,150,786)	(4,271,058)	(15,883,324)
Net decrease	(832,418)	$(2,795,731)	(2,687,240)	$(10,086,883)
Class B
Shares sold	39,734	$132,393	98,639	$359,291
Shares issued on reinvestment	4,124	13,865	13,778	50,695
Shares repurchased	(111,019)	(371,529)	(274,134)	(1,026,534)
Net decrease	(67,161)	$(225,271)	(161,717)	$(616,548)

34	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

	SIX MONTHS ENDED JUNE 30, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold	1,377,982	$4,652,700	600,477	$2,157,219
Shares issued on reinvestment	21,531	72,753	45,832	167,426
Shares repurchased	(394,337)	(1,326,107)	(759,907)	(2,787,152)
Net increase (decrease)	1,005,176	$3,399,346	(113,598)	$(462,507)
Class I
Shares sold	12,304,941	$41,392,785	19,293,749	$72,308,286
Shares issued on reinvestment	963,078	3,248,338	2,712,883	9,984,073
Shares repurchased	(7,771,935)	(25,933,950)	(20,919,943)	(76,283,657)
Net increase	5,496,084	$18,707,173	1,086,689	$6,008,702

8. Capital loss carryforward

As of December 31, 2008, the Fund had a net capital loss carryforward of approximately $7,870,952, of which $818,123 expires in 2013, $6,746,682 expires in 2014 and $306,147 expires in 2015. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	35

Notes to financial statements (unaudited) continued

by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

36	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	37

Notes to financial statements (unaudited) continued

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset/Citi New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements

38	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

12. Subsequent event

The Board of Trustees (the “Board”) of Legg Mason Partners Short-Term Bond Fund (the “Fund”) recently approved a reorganization (the “reorganization”) pursuant to which the Fund acquired the assets and liabilities of Legg Mason Limited Duration Bond Portfolio (the “Acquired Fund”). Additionally, the Fund’s Board approved the conversion of Fund’s Class B shares into Class A shares concurrently with the reorganization.

Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report	39

Notes to financial statements (unaudited) continued

At the close of business on July 10, 2009 (the “reorganization date”), shares of the Fund were distributed to Acquired Fund shareholders, and the Acquired Fund was terminated. Under the reorganization, Acquired Fund shareholders received shares of the Fund with the same aggregate net asset value as their existing shares on the reorganization date.

Additionally, effective as of the close of business on the reorganization date, all of the outstanding Class B shares of the Fund converted automatically to Class A shares of the Fund. Current shareholders of Class B received Class A shares with the same net asset value as their existing shares on the reorganization date, but not necessarily the same number of shares. There were no contingent deferred sales charges, fees or commissions charged on the conversion. No capital gains or losses were recognized upon the conversion. The Fund’s prospectus contains information about the fees and expenses, historical performance, exchange privileges and other features of Class A shares.

40	Legg Mason Partners Short-Term Bond Fund 2009 Semi-Annual Report

Legg Mason Partners Short-Term
Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Short-Term Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Short-Term Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments May 18, 2009 based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0632 8/09 SR09-881

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: September 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: September 2, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: September 2, 2009